UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2023

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2023, Energy Focus, Inc. (the “Company”) entered into a securities purchase agreement (the “March 28 Purchase Agreement”) with Chiao Chieh (Jay) Huang, a member of the Company’s board of directors (“Mr. Huang”), pursuant to which the Company agreed to issue and sell, in a private placement (the “March 28 Private Placement”) 108,502 shares (the “March 28 Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for a purchase price of $0.5609 per share.
On March 30, 2023, the Company entered into a securities purchase agreement (collectively with the March 28 Purchase Agreement, the “Purchase Agreements”) with Mei-Yun (Gina) Huang, a member of the Company’s board of directors (“Ms. Huang”), pursuant to which the Company agreed to issue and sell, in a private placement (collectively with the March 28 Private Placement, the “Private Placements”) 500,000 shares (collectively with the March 28 Shares, the “Shares”) of the Company’s Common Stock for a purchase price of $0.5000 per share.
Aggregate gross proceeds to the Company in respect of the Private Placements are $305,000, before deducting estimated offering expenses payable by the Company. Each of the Private Placements was priced at fair market value under the rules of The Nasdaq Stock Market. The issuance and sale of the Shares pursuant to the Purchase Agreements are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and were made pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on November 16, 2022, the Company received a written notification from the Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires listed companies to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). The Company’s Form 10-Q for the Quarterly Period Ended September 30, 2022 filed on November 10, 2022 reflected that the Company’s stockholders’ equity as of September 30, 2022 was $1,526,000. In addition, as of September 30, 2022, the Company did not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations.
As previously disclosed, on February 3, 2023, based on a review of materials submitted by the Company on January 3, 2023 and January 29, 2023 (the “Plan”), Nasdaq granted the Company an extension until May 15, 2023, to regain compliance with the Stockholders’ Equity Requirement.
As previously disclosed, on February 21, 2023, the Company received written notification (the “Bid Price Notification”) from the Staff stating that the Company had not regained compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), because the closing bid price for our common stock was below the minimum $1.00 per share for 30 consecutive business days, and that the Company was ineligible to obtain a second 180-calendar day period to regain compliance because it did not meet the Stockholders’ Equity Requirement. Pursuant to the Bid Price Notification, the Company’s common stock is subject to delisting from Nasdaq pending the Company’s opportunity to request a hearing before the Nasdaq Hearings Panel (the “Panel”). On February 24, 2023, the Company submitted its request for a hearing before the Panel (the “Appeal”).
On March 28, 2023, the Company received written notification (the “Additional Staff Determination”) from the Staff stating that (i) following the Bid Price Notification, and in accordance with Listing Rule 5810(c)(2)(A), Nasdaq is no longer permitted to consider the Plan, (ii) the Additional Staff Determination serves as an additional basis for delisting the Company’s common stock from Nasdaq and (iii) the Panel will consider the Additional Staff Determination in rendering a determination regarding the continued listing of the Company’s common stock on Nasdaq.
The Company intends to diligently pursue the Appeal and regain compliance with the Stockholders’ Equity Requirement and the Bid Price Rule. Under Nasdaq rules, the delisting of the Company’s common stock will be stayed during the pendency of the appeal and during such time, the Company’s common stock will continue to be listed on Nasdaq.
There can be no assurance that the Appeal will be successful or that the Company will be able to regain compliance with the Stockholders’ Equity Requirement or the Bid Price Rule or maintain compliance with other Nasdaq listing requirements. If the Appeal is denied or if the Company fails to regain compliance with Nasdaq’s continued listing standards during any period granted by the Panel, the Company’s common stock will be subject to delisting from Nasdaq.

Item 3.02. Unregistered Sales of Equity Securities.

Private Placements

Please see the disclosures in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
Streeterville Exchange

On March 31, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Streeterville Capital, LLC (the “Lender”), to whom the Company previously sold and issued that certain Promissory Note dated April 21, 2022 (as amended, the “Original Note”). Pursuant to the Exchange Agreement, the Company and Lender agreed to (i) partition from the Original Note a new Promissory Note (the “Partitioned Note”) in the original principal amount of $250,000 (the “Exchange Amount”), (ii) cause the outstanding balance of the Outstanding Note to be reduced by an amount equal to the Exchange Amount, and (iii) exchange (the “Exchange”) the Partitioned Note for 502,008 shares (the “Exchange Shares”) of the Company’s Common Stock.
The Exchange was priced at-the-market under the rules of The Nasdaq Stock Market pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). There are no gross proceeds to the Company in respect of the Exchange, provided that the Exchange Amount will be applied to the payment schedule set forth in Section 3 of the Original Note as follows: (a) $125,000.00 will be credited toward the $250,000 payment due on or before July 14, 2023; (b) $7,640 will be credited toward the November 1, 2024 payment; and (c) $117,360 will be credited toward the December 1, 2024 payment. The Exchange closed on March 31, 2023.
The Exchange of the Exchange Shares pursuant to the Exchange Agreement is not being registered under the Securities Act , and is being effected pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

Forward-Looking Statements
Forward-looking statements in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “feels,” “seeks,” “forecasts,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could” or “would” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies, capital expenditures, and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made in light of the information currently available to us, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: whether we will meet the stockholders’ equity requirement, market value of listed securities or the bid price requirement during any compliance period or otherwise in the future, or otherwise will meet Nasdaq compliance standards; whether Nasdaq will grant us any relief from delisting as necessary or whether we can agree to or ultimately meet applicable Nasdaq requirements for any such relief; our need for and ability to obtain additional financing in the near term, on acceptable terms or at all, to continue our operations; our ability to refinance or extend maturing debt on acceptable terms or at all; our ability to continue as a going concern for a reasonable period of time. For additional factors that could cause our actual results to differ materially from the forward-looking statements, please refer to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2023

ENERGY FOCUS, INC.

	By:	/s/ Lesley A. Matt
	Name:	Lesley A. Matt
	Title:	Chief Executive Officer